UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  December 15, 2000


                      MELLON RESIDENTIAL FUNDING CORPORATION
            Mortgage Pass-Through Certificates, Series 2000-TBC3 Trust
              (Exact name of registrant as specified in its charter)



New York (governing law of           333-72907-05       52-2242936
Pooling and Servicing Agreement)     (Commission        52-2242937
(State or other                      File Number)       IRS EIN
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank Minnesota, N.A.
       11000 Broken Land Parkway
       Columbia, MD                                        21044
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

On December 15, 2000 a distribution was made to holders of MELLON RESIDENTIAL FUNDING CORPORATION, Mortgage Pass-Through Certificates, Series 2000-TBC3 Trust.


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                     Description

           EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-TBC3
                                              Trust, relating to the December
                                              15, 2000 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      MELLON RESIDENTIAL FUNDING CORPORATION
             Mortgage Pass-Through Certificates, Series 2000-TBC3 Trust

              By:   Wells Fargo Bank Minnesota, NA as Trustee
              By:   /s/  Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 12/20/2000


                                INDEX TO EXHIBITS

Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-TBC3 Trust, relating to the December 15, 2000 distribution.